Exhibit 10.1

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC

292 Madison Avenue, Suite 2500

New York, NY 10017

November 30, 2020

FuelCell Energy, Inc.

3 Great Pasture Road

Danbury, CT 06810

Re:       Payoff Letter

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of October 31, 2019 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among FuelCell Energy, Inc. (the “Borrower”), the Subsidiaries of the Borrower from time to time party thereto as Guarantors, the Lenders from time to time party thereto, and Orion Energy Partners Investment Agent, LLC, as the Administrative Agent and the Collateral Agent. The Administrative Agent understands that on the Payoff Effective Time (as hereinafter defined), the Borrower expects to repay in full all of the Obligations of the Borrower to the Administrative Agent and the Lenders under or in respect of the Credit Agreement and the other Financing Documents (other than contingent indemnity obligations for which no claim has been asserted). All capitalized terms used herein shall have the respective meanings specified in the Credit Agreement unless otherwise defined herein. Unless otherwise specified, all reference herein to times of day shall be references to New York, New York time.

Upon (x) the execution, delivery and effectiveness of that certain Underwriting Agreement, to be dated as of December 1, 2020 (the “Underwriting Agreement”), by and among the Borrower, certain of the Lenders, and J.P. Morgan Securities LLC, as representative of the several underwriters named therein, pursuant to which, among other things, the Lenders party thereto agree to sell to the underwriters named therein, and the underwriters named therein agree to purchase from such Lenders, 14,696,320 shares of the Borrower’s common stock, (y) the occurrence of the “Closing Date” as defined in, and pursuant to, the Underwriting Agreement and the consummation of the sale by the Lenders party thereto of 14,696,320 shares of the Borrower’s common stock thereunder (the occurrence of such “Closing Date” is herein referred to as the “Offering Closing”), on or before 1:00 p.m. on December 11, 2020 (the “Required Payoff Time”), and (z) the Administrative Agent’s receipt on or before the Required Payoff Time (the date such amount is so received by the Administrative Agent, the “Payoff Date”) of (a) a federal funds wire transfer in the amount of $87,349,084.54 (the “Payoff Amount”), which amount represents the Obligations outstanding under or in respect of the Credit Agreement and the other Financing Documents (other than contingent indemnity obligations for which no claim has been asserted) and (b) a fully executed counterpart of this payoff letter agreement (this “Agreement”) signed by the Borrower and each of the other Loan Parties (the time at which all of the conditions in the foregoing clauses (x), (y), (z)(a) and (z)(b) shall first be satisfied is herein referred to as the “Payoff Effective Time”), the Administrative Agent and the Collateral Agent agree to deliver, concurrently with receipt of the Payoff Amount or as reasonably practicable as possible thereafter, to the Borrower any necessary mortgage satisfactions, releases of Liens, discharges, terminations and other release documentation (including, without limitation terminations and/or releases relating to any existing deposit account control agreements) executed by it releasing the Administrative Agent’s and Collateral Agent’s Liens and security interests in all of the assets and property of the Borrower and each of the other Loan Parties constituting Collateral (the “Property”). Notwithstanding anything to the contrary in this Agreement, in the event that any of the satisfaction of the condition specified in clause (x) above, the Offering Closing, the Payoff Date or the Payoff Effective Time shall not occur on or before the Required Payoff Time, this Agreement shall automatically terminate and shall have no further force and effect as of the Required Payoff Time.

The Payoff Amount as of the Required Payoff Time is comprised of:

Aggregate outstanding principal balance of the Loans	$80,000,000.00
Aggregate accrued and unpaid interest on the Loans	$3,292,888.89
Accrued but unpaid out-of-pocket fees and expenses of the Administrative Agent, the Collateral Agent and the Lenders (including legal fees)	$56,195.65
Aggregate Prepayment Premium payable in respect of the Loans	$4,000,000.00
Total Payoff Amount	$87,349,084.54

The parties hereto acknowledge and agree that (x) the aggregate Prepayment Premium set forth above represents an amount less than the Prepayment Premium that would otherwise be required to be paid on the Payoff Effective Time pursuant to the Financing Documents, (y) solely in the event that the Payoff Effective Time occurs on or prior to the Required Payoff Time, the Administrative Agent, on behalf of itself and the Lenders, agrees that (i) the payment by the Borrower of the aggregate Prepayment Premium specified above shall constitute all of the obligations of the Borrower and the other Loan Parties in respect of the Prepayment Premium under the Financing Documents and (ii) any portion of the Prepayment Premium that would otherwise be required to be paid pursuant to the Financing Documents in excess of the amount specified above shall be deemed waived by the Administrative Agent and the Lenders and (z) notwithstanding anything to the contrary set forth herein (including, without limitation, the conditional waiver of a portion of the Prepayment Premium contemplated by this paragraph in the event that the Payoff Effective Time occurs on or prior to the Required Payoff Time), in the event that the Payoff Effective Time shall not occur on or prior to the Required Payoff Time, the conditional waiver of a portion of the Prepayment Premium contemplated herein shall cease to be effective and, accordingly, if the Borrower shall make any prepayment of the Obligations following the Required Payoff Time, the Borrower and the other Loan Parties shall be obligated to pay the entire Prepayment Premium in full as contemplated by the Financing Documents.

Upon the Payoff Effective Time, the Administrative Agent and the Collateral Agent (on behalf of itself and the Lenders) agrees and acknowledges that (a) all outstanding indebtedness (including, without limitation, for principal, interest and fees) and other Obligations of the Borrower and each of the other Loan Parties under or relating to the Financing Documents (other than contingent indemnity obligations for which no claim has been asserted) shall be paid and satisfied in full, (b) all security interests and other Liens in the Property granted to or held by the Administrative Agent or the Collateral Agent for the benefit of the Lenders in any Property as security for such indebtedness shall be irrevocably satisfied, released and discharged, (c) the Financing Documents (other than this Agreement) shall terminate and be of no further force or effect other than those provisions therein that specifically survive termination, and (d) the Borrower (or its designees) shall be authorized to file any UCC termination statements necessary in order to effect the release of security interests contemplated by clause (b) above. Notwithstanding anything to the contrary contained herein or in any of such releases or other documents, the obligations and liabilities of the Borrower and the Loan Parties to the Lenders, the Administrative Agent and the Collateral Agent under or in respect of (x) this Agreement continue in full force and effect, and (y) any of the other Financing Documents insofar as such obligations and liabilities survive termination of the Financing Documents shall continue in full force and effect in accordance with their terms. For the avoidance of doubt, notwithstanding anything to the contrary set forth herein, the Warrants, and all of the rights and obligations of the Borrower and the Orion Energy Warrant Holders thereunder, shall survive the Payoff Effective Time.

No later than 2:00 p.m. on the Payoff Date, the Payoff Amount referred to above, should be sent by federal funds wire transfer to:

Account Name: Orion Energy Partners Investment Agent, LLC

Account Number: 700846822

Bank: JPMorgan Chase Bank, N.A.

Bank Address: 270 Park Avenue, New York, NY 10017

ABA / Routing #: 021000021

Notwithstanding anything herein to the contrary, if at any time on or after the Payoff Effective Time, all or any portion of the Payoff Amount paid to the Administrative Agent, the Collateral Agent or the Lenders is voided or rescinded or must otherwise be returned by the Administrative Agent, the Collateral Agent or any Lender upon the Borrower’s or any other Loan Party’s insolvency, bankruptcy or reorganization or otherwise, the obligations of the Borrower and each other Loan Party under the Financing Documents to pay, or in respect of, such amount so voided, rescinded or returned shall, together with all Liens in respect thereof, be reinstated with full force and effect and this Agreement shall in no way impair the claims or Liens of the Administrative Agent, the Collateral Agent or the Lenders with respect thereto.

In addition, the Borrower and each other Loan Party, on behalf of itself and each of their respective Subsidiaries, agrees that, upon the Payoff Effective Time, the Borrower and each other Loan Party, on behalf of itself and each of their respective Subsidiaries, releases the Administrative Agent, the Collateral Agent and each Lender and their respective affiliates and subsidiaries and their respective officers, directors, managers, employees, shareholders, members, agents, attorneys and representatives as well as their respective successors and assigns from any and all claims, obligations, rights, causes of action, and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before the date hereof, which such party ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Financing Documents or any documents, agreements, dealings or other matters connected with the Financing Documents (the “Released Matters”). Without limiting the generality of the foregoing, the Borrower and each other Loan Party, on behalf of itself and each of their respective Subsidiaries, hereby waives the provisions of any statute or doctrine to the effect that a general release does not extend to claims which a releasing party does not know or suspect to exist in its favor at the time of executing the release, which if known by such releasing party would have materially affected the releasing party’s settlement with the party being released. The Borrower and each other Loan Party, on behalf of itself and each of their respective Subsidiaries, acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Borrower and each other Loan Party, on behalf of itself and each of their respective Subsidiaries, acknowledges that the release contained herein constitutes a material inducement to the Administrative Agent and the Collateral Agent to enter into this Agreement and that the Administrative Agent and the Collateral Agent would not have done so but for the Administrative Agent’s and Collateral Agent’s expectation that such release is valid and enforceable in all events.

The validity, construction and effect of this Agreement shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York. Neither this Agreement, nor any provision hereof or right or obligation hereunder, may be amended, modified or waived other than pursuant to a written instrument executed by each of the parties hereto. No party may assign its rights, duties or obligations under this Agreement without the prior written consent of the other parties. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. The undersigned parties have signed below to indicate their consent to be bound by the terms and conditions of this Agreement.

[Signature Pages Follow]

If you need additional information, please do not hesitate to contact us.

Sincerely,

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC, as Administrative Agent and Collateral Agent

By: /s/ Gerrit Nicholas

Name: Gerrit Nicholas

Title: Managing Partner

Payoff Letter

ACCEPTED AND AGREED:

BORROWER:

FUELCELL ENERGY, INC.

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

GUARANTORS:

FUELCELL ENERGY FINANCE II, LLC

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

BAKERSFIELD FUEL CELL 1, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

Payoff Letter

GUARANTORS:

YAPHANK FUEL CELL PARK, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

LONG BEACH TRIGEN, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

SAN BERNARDINO FUEL CELL, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

Payoff Letter

GUARANTORS:

MONTVILLE FUEL CELL PARK, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

EASTERN CONNECTICUT FUEL CELL

PROPERTIES, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

CR FUEL CELL, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

Payoff Letter

GUARANTORS:

BRT FUEL CELL, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

DERBY FUEL CELL, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

HOMESTEAD FUEL CELL 1, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

Payoff Letter

GUARANTORS:

CENTRAL CT FUEL CELL 1, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

FARMINGDALE FUEL CELL, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

NEW BRITAIN RENEWABLE ENERGY, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

Payoff Letter

GUARANTORS:

GROTON STATION FUEL CELL, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

TRS FUEL CELL, LLC

By: FuelCell Energy Finance II, LLC

Its: Sole Member

By: FuelCell Energy, Inc.

Its: Sole Member

By: /s/ Michael S. Bishop

Name: Michael S. Bishop

Title: EVP, Chief Financial Officer

Payoff Letter